UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

| |   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------
      (5)  Total fee paid:

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| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           --------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

           --------------------------------------------------------------------
      (4)  Date Filed:

                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 24, 2013

This is the formal agenda for your fund's annual meeting of shareholders. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER DIVERSIFIED HIGH INCOME TRUST, PIONEER FLOATING RATE TRUST, PIONEER HIGH INCOME TRUST, PIONEER MUNICIPAL HIGH INCOME TRUST AND PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST:

The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, on Tuesday, September 24, 2013 at 2:00 p.m. Eastern time, to consider the following:

1. To elect two Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, one by the holders of Common and Preferred Shares voting together as a single class, and one by the holders of Preferred Shares voting as a separate class and (ii) with respect to Pioneer Diversified High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three-year term or until a successor is elected.

2. To consider any other business that may properly come before the meeting.

Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

Shareholders of record as of the close of business on July 15, 2013 are entitled to vote at the meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 24, 2013: THIS NOTICE AND THE PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYONLINE.COM/DOCS/PIONEERCLOSEDENDFUNDS.

                                              By Order of the Board of Trustees,

                                              Christopher J. Kelley, Secretary

Boston, Massachusetts
August 2, 2013


                                  -----------


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                   22246-05-0813

                           THIS PAGE FOR YOUR NOTES.

                               PROXY STATEMENT OF
                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") at 1-800-622-3265.

                                  INTRODUCTION

This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern time, on Tuesday, September 24, 2013, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders. You may call PIMSS at 1-800-622-3265 for information on how to obtain directions to be able to attend the meeting and vote in person.

This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about August 2, 2013. The annual report for each fund for its most recently completed fiscal year previously was mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

Shareholders of record of each fund as of the close of business on July 15, 2013 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee in Proposal 1. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

Shareholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

INTRODUCTION

Shareholders of each fund are being asked to consider the election of David R. Bock and Daniel K. Kingsbury to the Board of Trustees of the fund. Each nominee currently serves as a Trustee of each fund and has served in that capacity continuously since originally elected or appointed.

With respect to Pioneer Diversified High Income Trust, the holders of Common Shares are being asked to elect Mr. Bock and Mr. Kingsbury.

With respect to each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust, Pioneer Municipal High Income Advantage Trust and Pioneer High Income Trust, the holders of Preferred Shares are being asked to vote as a separate class to elect Mr. Bock, and the holders of Common Shares and the holders of Preferred Shares are being asked to vote together as a single class to elect Mr. Kingsbury.

Each nominee shall be elected to hold office for a three-year term and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of Mr. Bock and Mr. Kingsbury as Trustees of each fund.

TRUSTEE CLASS DESIGNATIONS AND TERMS OF OFFICE

Each fund's Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of Trustees of the fund and that there shall be at least one and no more than fifteen Trustees. Each fund currently has eight Trustees.

The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Pursuant to each fund's Agreement and Declaration of Trust, each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period.

For each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Holders of the Preferred Shares of each fund that has Preferred Shares outstanding are entitled to elect two trustees of that fund.

CURRENT TRUSTEE CLASS DESIGNATIONS AND TERMS OF OFFICE

Currently, the designations and terms of office of each class of Trustees of each fund are as follows:

   PIONEER DIVERSIFIED HIGH INCOME TRUST

      Current Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West. Terms
                                    expire at the upcoming 2013 annual meeting.

      Current Class I Trustees --   Ms. Graham, Mr. Kingsbury and Mr. Friedman.
                                    Terms expire in 2014.

      Current Class II Trustees --  Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

   PIONEER FLOATING RATE TRUST, PIONEER MUNICIPAL HIGH INCOME TRUST AND PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

      Current Class I Trustees --   Mr. Cogan, Mr. Bock and Mr. West. Terms
                                    expire at the upcoming 2013 annual meeting.

      Current Class II Trustees --  Ms. Graham, Mr. Kingsbury and Mr. Friedman.
                                    Terms expire in 2014.

      Current Class III Trustees -- Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

   PIONEER HIGH INCOME TRUST

      Current Class II Trustees --  Mr. Cogan, Mr. Bock and Mr. West. Terms
                                    expire at the upcoming 2013 annual meeting

      Current Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman.
                                    Terms expire in 2014.

      Current Class I Trustees --   Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

      Mr. Cogan and Ms. Piret are currently designated as the Trustees to be elected by the holders of Preferred Shares of each fund that has issued Preferred Shares.

TRUSTEE CLASS DESIGNATIONS AND TERMS OF OFFICE EFFECTIVE AS OF THE 2013 ANNUAL MEETING

As noted above, the terms of each of Mr. Cogan, Mr. Bock and Mr. West expire at the upcoming 2013 annual meeting. Each of Mr. Cogan and Mr. West is retiring as a Trustee of each fund and is not standing for re-election. Accordingly, effective for the 2013 annual meeting:

      o the number of Trustees on each fund's Board is reduced from eight members to six members;

      o Mr. Bock is designated as a Trustee to be elected by the holders of the Preferred Shares, replacing Mr. Cogan; and

      o Mr. Kingsbury is re-designated as (i) a Class I Trustee of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, (ii) a Class II Trustee of Pioneer High Income Trust, and (iii) a Class III Trustee of Pioneer Diversified High Income Trust.

Effective for the 2013 annual meeting, the designations and terms of office of each class of Trustees of each fund are as follows:

   PIONEER DIVERSIFIED HIGH INCOME TRUST

      Class III Trustees --         Mr. Bock and Mr. Kingsbury. Nominated for
                                    election at the upcoming 2013 annual
                                    meeting.

      Class I Trustees --           Ms. Graham and Mr. Friedman. Terms expire in
                                    2014.

      Class II Trustees --          Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

   PIONEER FLOATING RATE TRUST, PIONEER MUNICIPAL HIGH INCOME TRUST AND PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

      Class I Trustees --           Mr. Bock and Mr. Kingsbury. Nominated for
                                    election at the upcoming 2013 annual
                                    meeting.

      Class II Trustees --          Ms. Graham and Mr. Friedman. Terms expire in
                                    2014.

      Class III Trustees --         Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

   PIONEER HIGH INCOME TRUST

      Class II Trustees --          Mr. Bock and Mr. Kingsbury. Nominated for
                                    election at the upcoming 2013 annual
                                    meeting.

      Class III Trustees --         Ms. Graham and Mr. Friedman. Terms expire in
                                    2014.

      Class I Trustees --           Mr. Perna and Ms. Piret. Terms expire in
                                    2015.

Effective for the 2013 annual meeting, Mr. Bock and Ms. Piret are designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares.

INFORMATION REGARDING NOMINEES AND TRUSTEES

The following table sets forth for each nominee and Trustee, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE        PRINCIPAL OCCUPATION               HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------
THOMAS J.       PIONEER DIVERSIFIED      Chairman and Chief Executive       Director, Broadridge
PERNA (62)      HIGH INCOME TRUST:       Officer, Quadriserv, Inc.          Financial Solutions, Inc.
Chairman of the Class II Trustee since   (technology products for           (investor
Board and       2007. Term expires       securities lending industry)       communications and
Trustee         in 2015.                 (2008 -- present); Private         securities processing
                PIONEER FLOATING RATE    investor (2004 -- 2008); and       provider for financial
                TRUST: Class III Trustee Senior Executive Vice              services industry) (2009
                since 2006. Term expires President, The Bank of New         -- present); Director,
                in 2015.                 York (financial and securities     Quadriserv, Inc. (2005 --
                                         services) (1986 -- 2004)           present); Commissioner,
                PIONEER HIGH INCOME                                         New Jersey State Civil
                TRUST: Class I Trustee                                      Service Commission
                since 2006. Term expires                                    (2011 -- present)
                in 2015.

                PIONEER MUNICIPAL
                HIGH INCOME TRUST:
                Class III Trustee since
                2006. Term expires
                in 2015.

                PIONEER MUNICIPAL
                HIGH INCOME
                ADVANTAGE TRUST: Class
                III Trustee since 2006.
                Term expires in 2015.
-------------------------------------------------------------------------------------------------------

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE         PRINCIPAL OCCUPATION              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------
DAVID R. BOCK   PIONEER DIVERSIFIED       Managing Partner, Federal City    Director of Enterprise
(69)            HIGH INCOME TRUST:        Capital Advisors (corporate       Community Investment,
Trustee         Class III Trustee since   advisory services company)        Inc. (privately-held
                2007. Term expires        (1997 -- 2004 and 2008 --         affordable housing
                in 2013.                  present); Interim Chief Executive finance company) (1985
                                          Officer, Oxford Analytica, Inc.   -- 2010); Director of
                PIONEER FLOATING RATE     (privately held research and      Oxford Analytica, Inc.
                TRUST: Class I Trustee    consulting company) (2010);       (2008 -- present); Director
                since 2005. Term expires  Executive Vice President and      of The Swiss Helvetia
                in 2013. Elected by       Chief Financial Officer, I-trax,  Fund, Inc. (closed-end
                Preferred Shares only.    Inc. (publicly traded health care fund) (2010 -- present);
                                          services company) (2004 --        Director of New York
                                          2007); and Executive Vice         Mortgage Trust
                PIONEER HIGH INCOME       President and Chief Financial     (publicly-traded
                TRUST: Class II Trustee   Officer, Pedestal Inc. (internet- mortgage REIT) (2004 --
                since 2005. Term expires  based mortgage trading            2009, 2012 -- present)
                in 2013. Elected by       company) (2000 -- 2002)
                Preferred Shares only.

                PIONEER MUNICIPAL
                HIGH INCOME TRUST:
                Class I Trustee since
                2005. Term expires in
                2013. Elected by
                Preferred Shares only.

                PIONEER MUNICIPAL
                HIGH INCOME
                ADVANTAGE TRUST: Class I
                Trustee since 2005. Term
                expires in 2013. Elected
                by Preferred Shares only.

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE        PRINCIPAL OCCUPATION               HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------
BENJAMIN M.     PIONEER DIVERSIFIED      William Joseph Maier Professor   Trustee, Mellon
FRIEDMAN (68)   HIGH INCOME TRUST:       of Political Economy, Harvard    Institutional Funds
Trustee         Class I Trustee since    University (1972 -- present)     Investment Trust and
                2008. Term expires                                        Mellon Institutional Funds
                in 2014.                                                  Master Portfolio (oversaw
                                                                          17 portfolios in fund
                PIONEER FLOATING RATE                                     complex) (1989 -- 2008)
                TRUST: Class II Trustee
                since 2008. Term expires
                in 2014.

                PIONEER HIGH INCOME
                TRUST: Class III Trustee
                since 2008. Term expires
                in 2014.

                PIONEER MUNICIPAL
                HIGH INCOME TRUST:
                Class II Trustee since
                2008. Term expires
                in 2014.

                PIONEER MUNICIPAL
                HIGH INCOME
                ADVANTAGE TRUST: Class
                II Trustee since 2008.
                Term expires in 2014.
-------------------------------------------------------------------------------------------------------

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE        PRINCIPAL OCCUPATION               HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------
MARGARET B.W.   PIONEER DIVERSIFIED      Founding Director, Vice-           None
GRAHAM (65)     HIGH INCOME TRUST:       President and Corporate
Trustee         Class I Trustee since    Secretary, The Winthrop Group,
                2007. Term expires       Inc. (consulting firm); and
                in 2014.                 Desautels Faculty of
                PIONEER FLOATING RATE    Management, McGill University
                TRUST: Class II Trustee  (1999 -- present); and Manager
                since 2003. Term expires of Research Operations and
                in 2014.                 Organizational Learning, Xerox
                                         PARC, Xerox's advance research
                PIONEER HIGH INCOME      center (1990 -- 1994)
                TRUST: Class III Trustee
                since 2002. Term expires
                in 2014.

                PIONEER MUNICIPAL
                HIGH INCOME TRUST:
                Class II Trustee since
                2003. Term expires
                in 2014.

                PIONEER MUNICIPAL
                HIGH INCOME
                ADVANTAGE TRUST: Class
                II Trustee since 2003.
                Term expires in 2014.

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE      PRINCIPAL OCCUPATION                 HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------
MARGUERITE A. PIONEER DIVERSIFIED      President and Chief Executive        Director of New America
PIRET (64)    HIGH INCOME TRUST:       Officer, Newbury, Piret &            High Income Fund, Inc.
Trustee       Class II Trustee since   Company, Inc. (investment            (closed-end investment
              2007. Term expires       banking firm) (1981 -- present)      company) (2004 --
              in 2015.                                                      present); Member,
                                                                            Board of Governors,
              PIONEER FLOATING RATE                                         Investment Company
              TRUST: Class III Trustee                                      Institute (2000 -- 2006)
              since 2003. Term expires
              in 2015. Elected by
              Preferred Shares only.

              PIONEER HIGH INCOME
              TRUST: Class I Trustee
              since 2002. Term expires
              in 2015. Elected by
              Preferred Shares only.

              PIONEER MUNICIPAL
              HIGH INCOME TRUST:
              Class III Trustee since
              2003. Term expires in
              2015. Elected by
              Preferred Shares only.

              PIONEER MUNICIPAL
              HIGH INCOME
              ADVANTAGE TRUST: Class
              III Trustee since 2003.
              Term expires in 2015.
              Elected by Preferred
              Shares only.
-------------------------------------------------------------------------------------------------------

NAME, AGE AND
POSITION HELD   TERM OF OFFICE AND                                          OTHER DIRECTORSHIPS
WITH THE FUND   LENGTH OF SERVICE        PRINCIPAL OCCUPATION               HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------
DANIEL K.      PIONEER DIVERSIFIED       Director, CEO and President of     None
KINGSBURY      HIGH INCOME TRUST:        PIM-USA (since February 2007);
(54)*          Class III Trustee since   Director and President of
Trustee and    2013; Class I Trustee     Pioneer and Pioneer Institutional
Executive Vice from 2007 -- 2013. Term   Asset Management, Inc. (since
President      expires in 2013.          February 2007); Executive Vice
               PIONEER FLOATING RATE     President of all of the Pioneer
               TRUST: Class I Trustee    Funds (since March 2007);
               since 2013; Class II      Director of PGAM (2007 --
               Trustee from 2007 --      2010); Head of New Europe
               2013. Term expires        Division, PGAM (2000 -- 2005);
               in 2013.                  Head of New Markets Division,
                                         PGAM (2005 -- 2007)
               PIONEER HIGH INCOME
               TRUST: Class II Trustee
               since 2013; Class III
               Trustee from 2007 --
               2013. Term expires
               in 2013.

               PIONEER MUNICIPAL
               HIGH INCOME TRUST:
               Class I Trustee since
               2013; Class II Trustee
               from 2007 -- 2013. Term
               expires in 2013.

               PIONEER MUNICIPAL
               HIGH INCOME
               ADVANTAGE TRUST: Class I
               Trustee since 2013; Class
               II Trustee from 2007 --
               2013. Term expires
               in 2013.
----------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of each fund's investment adviser and certain of its affiliates.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

The Board of Trustees is responsible for overseeing each fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

For Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, during each fund's most recent fiscal year, the Board of Trustees held 7 meetings. For Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust, during each fund's most recent fiscal year, the Board of Trustees held 7 meetings. For Pioneer Floating Rate Trust, during the fund's most recent fiscal year, the Board of Trustees held 6 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

The funds do not have a policy on Trustee attendance at the annual meeting of shareholders. For each fund, two Trustees attended the 2012 annual meeting of shareholders.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Mr. Kingsbury, his association with Pioneer. Each Independent Trustee also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each
Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Each fund's Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

BOARD COMMITTEES

The Board of Trustees has five standing committees, the Audit Committee, the Governance and Nominating Committee, the Independent Trustees Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the funds' affairs. Mr. Perna, Chairman of the Board, is a non-voting, ex-officio member of each committee, except the Independent Trustees Committee, of which he is Chair.

During the fund's most recent fiscal year, each Committee held the following meetings:


                                                                    PIONEER
                           PIONEER   PIONEER  PIONEER   PIONEER    MUNICIPAL
                         DIVERSIFIED FLOATING  HIGH    MUNICIPAL  HIGH INCOME
                         HIGH INCOME  RATE    INCOME  HIGH INCOME  ADVANTAGE
                            TRUST     TRUST    TRUST     TRUST       TRUST
-----------------------------------------------------------------------------
Audit Committee               9         7        9         9           9
Governance and
 Nominating Committee(1)      3         5        3         3           3
Independent Trustees
 Committee(2)                 6         4        6         6           6
Policy Administration
 Committee                    4         5        4         4           4
Valuation Committee           7         6        6         7           6

------------
(1) The Governance and Nominating Committee replaced the predecessor Nominating Committee in May 2012.

(2) The Independent Trustees Committee replaced the predecessor Governance Committee in May 2012.

INDEPENDENT TRUSTEES COMMITTEE: David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna (Chair) and Marguerite A. Piret.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustee.

AUDIT COMMITTEE: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE MKT listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

     o Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

The Audit Committee charter is available on Pioneer's website:
www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Ms. Piret, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

AUDIT COMMITTEE REPORT

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed with the independent auditors by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200 T; and (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2012, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2013 and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2013.

The members of each fund's Audit Committee are:

    David R. Bock (Chair)
    Benjamin M. Friedman
    Marguerite Piret

GOVERNANCE AND NOMINATING COMMITTEE: Margaret B.W. Graham (Chair) and Thomas J, Perna.

All members of the Governance and Nominating Committee are independent under the applicable NYSE and NYSE MKT listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee's commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company; (iv) the nominee's ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of each fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Governance and Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

Prior to the establishment of the Governance and Nominating Committee, each Fund's Nominating Committee screened potential candidates for Independent Trustee using the same general criteria and principles described above.

The Nominating Committee initiated the recommendation of each of the nominees to serve as an Independent Trustee.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

VALUATION COMMITTEE: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each fund's valuation procedures.

POLICY ADMINISTRATION COMMITTEE: Margaret B.W. Graham (Chair) and Thomas J.
Perna.

The Policy Administration Committee, among other things, oversees and monitors each fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds' policies and procedures.

OVERSIGHT OF RISK MANAGEMENT

Consistent with its responsibility for oversight of each fund in the interests of shareholders, the Board of Trustees oversees risk management of each fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the funds. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a fund.

Most of the funds' investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.

Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Pioneer and the affiliates of Pioneer or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds' and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of Pioneer, and the other service providers such as the funds' independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.

The Trustees recognize that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, each fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2013. Beneficial ownership is determined in accordance with the Securities and Exchange Commission ("SEC") rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2013. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2013. The dollar ranges in this table are in accordance with SEC requirements.


                                                   AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                     PIONEER FUNDS
                              DOLLAR RANGE OF      OVERSEEN OR TO BE
                              EQUITY SECURITIES       OVERSEEN BY
NAME OF TRUSTEE OR NOMINEE      IN EACH FUND      TRUSTEE OR NOMINEE
---------------------------------------------------------------------
INTERESTED TRUSTEE OR NOMINEE
---------------------------------------------------------------------
                              Over $100,000 (1)
                                         $0 (2)
  John F. Cogan, Jr.(6)                  $0 (3)      Over $100,000
                                         $0 (4)
                              Over $100,000 (5)
---------------------------------------------------------------------

                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                        SECURITIES IN ALL
                                                         PIONEER FUNDS
                                  DOLLAR RANGE OF      OVERSEEN OR TO BE
                                 EQUITY SECURITIES        OVERSEEN BY
NAME OF TRUSTEE OR NOMINEE          IN EACH FUND      TRUSTEE OR NOMINEE
-------------------------------------------------------------------------
INTERESTED TRUSTEE OR NOMINEE
-------------------------------------------------------------------------
                                            $0 (1)
                                            $0 (2)
  Daniel K. Kingsbury                       $0 (3)      Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
INDEPENDENT TRUSTEE OR NOMINEE
-------------------------------------------------------------------------
                                            $0 (1)
                                            $0 (2)
  David R. Bock                             $0 (3)      Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
                                            $0 (1)
                                            $0 (2)
  Benjamin M. Friedman                      $0 (3)       Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
                            $10,001 to $50,000 (1)
                                 $1 to $10,000 (2)
  Margaret B. W. Graham          $1 to $10,000 (3)       Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
                                            $0 (1)
                                            $0 (2)
  Thomas J. Perna                           $0 (3)       Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
                                            $0 (1)
                                            $0 (2)
  Marguerite A. Piret                       $0 (3)      Over $100,000
                                            $0 (4)
                                            $0 (5)
-------------------------------------------------------------------------
                           $50,001 to $100,000 (1)
                                 Over $100,000 (2)
  Stephen K. West(6)       $50,001 to $100,000 (3)      Over $100,000
                                 Over $100,000 (4)
                                 Over $100,000 (5)
-------------------------------------------------------------------------

(1)  Shares held in Pioneer High Income Trust

(2) Shares held in Pioneer Municipal High Income Trust

(3) Shares held in Pioneer Municipal High Income Advantage Trust

(4) Shares held in Pioneer Floating Rate Trust

(5) Shares held in Pioneer Diversified High Income Trust

(6) Retiring as Trustee as of the 2013 annual meeting of shareholders.


As of December 31, 2012, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredit S.p.A. or any other entity in a control relationship to Pioneer or PFD.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

Mr. West, who is retiring as an Independent Trustee as of the 2013 annual meeting of shareholders, is Senior Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the funds and the other Pioneer Funds was approximately $447,665 and $540,568 in each of 2011 and 2012.

COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS

Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under
Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year the filing requirements applicable to such persons were met.

OTHER EXECUTIVE OFFICERS

In addition to Mr. Kingsbury, who serves as Executive Vice President of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------
NAME, AGE AND POSITION WITH EACH FUND PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------
JOHN F. COGAN, JR.                    Non-Executive Chairman and a Director of
(86)                                  Pioneer Investment Management USA Inc.
President and Chief Executive Officer ("PIM-USA"); Chairman and a Director of
                                      Pioneer; Chairman and Director of Pioneer
                                      Institutional Asset Management, Inc. (since
                                      2006); Director of Pioneer Alternative Investment
                                      Management Limited (Dublin) (until October
                                      2011); President and a Director of Pioneer
                                      Alternative Investment Management (Bermuda)
                                      Limited and affiliated funds; Deputy Chairman
                                      and a Director of Pioneer Global Asset
                                      Management S.p.A. ("PGAM") (until April 2010);
                                      Director of Nano-C, Inc. (since 2003); Director of
                                      Cole Management Inc. (2004 - 2011); Director of
                                      Fiduciary Counseling, Inc. (until December
                                      2011); President of all of the Pioneer Funds; and
                                      Retired Partner, Wilmer Cutler Pickering Hale and
                                      Dorr LLP
--------------------------------------------------------------------------------------
CHRISTOPHER J. KELLEY                 Vice President and Associate General Counsel of
(48)                                  Pioneer since January 2008 and Secretary of all
Secretary                             of the Pioneer Funds since June 2010 (Assistant
                                      Secretary from September 2003 to May 2010);
                                      Vice President and Senior Counsel of Pioneer
                                      from July 2002 to December 2007
--------------------------------------------------------------------------------------
CAROL B. HANNIGAN                     Fund Governance Director of Pioneer since
(52)                                  December 2006 and Assistant Secretary of all the
Assistant Secretary                   Pioneer Funds since June 2010; Manager-Fund
                                      Governance of Pioneer from December 2003 to
                                      November 2006; Senior Paralegal of Pioneer
                                      from January 2000 to November 2003
--------------------------------------------------------------------------------------
THOMAS REYES                          Senior Counsel of Pioneer since June 2013 and
(50)                                  Assistant Secretary of all the Pioneer Funds since
Assistant Secretary                   June 2010; Counsel of Pioneer from June
                                      2007 to June 2013; Vice President and Counsel
                                      at State Street Bank from October 2004 to
                                      June 2007
--------------------------------------------------------------------------------------
MARK E. BRADLEY                       Vice President -- Fund Treasury of Pioneer; and
(53)                                  Treasurer of all of the Pioneer Funds since March
Treasurer                             2008; Deputy Treasurer of Pioneer from March
                                      2004 to February 2008; Assistant Treasurer of all
                                      of the Pioneer Funds from March 2004 to
                                      February 2008
--------------------------------------------------------------------------------------
LUIS I. PRESUTTI                      Assistant Vice President -- Fund Treasury of
(48)                                  Pioneer; and Assistant Treasurer of all of the
Assistant Treasurer                   Pioneer Funds
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NAME, AGE AND POSITION WITH EACH FUND PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------
GARY SULLIVAN                         Fund Accounting Manager -- Fund Treasury of
(55)                                  Pioneer; and Assistant Treasurer of all of the
Assistant Treasurer                   Pioneer Funds
--------------------------------------------------------------------------------------
DAVID F. JOHNSON                      Fund Administration Manager -- Fund Treasury
(33)                                  since November 2008 and Assistant Treasurer of
Assistant Treasurer                   all of the Pioneer Funds since January 2009;
                                      Client Service Manager -- Institutional Investor
                                      Services at State Street Bank from March 2003 to
                                      March 2007
--------------------------------------------------------------------------------------
JEAN M. BRADLEY                       Chief Compliance Officer of Pioneer and of all the
(60)                                  Pioneer Funds since March 2010; Director of
Chief Compliance Officer              Adviser and Portfolio Compliance at Pioneer
                                      since October 2005; Senior Compliance Officer
                                      for Columbia Management Advisers, Inc. from
                                      October 2003 to October 2005
--------------------------------------------------------------------------------------
KELLY O'DONNELL                       Director -- Transfer Agency Compliance of
(42)                                  Pioneer and Anti-Money Laundering Officer of all
Anti-Money Laundering Officer         the Pioneer funds since 2006
--------------------------------------------------------------------------------------

COMPENSATION OF TRUSTEES AND OFFICERS

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2013. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its officers.

PIONEER HIGH INCOME TRUST AND PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST:

                                              PENSION OR
                                              RETIREMENT         TOTAL
                                               BENEFITS      COMPENSATION
                             AGGREGATE        ACCRUED AS     FROM THE FUND
                           COMPENSATION        PART OF         AND OTHER
NAME OF TRUSTEE            FROM EACH FUND   FUND EXPENSES   PIONEER FUNDS(2)
----------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------
  John F. Cogan, Jr.(1,3)      $500.00*           $0.00        $25,600.00
                               $500.00**
----------------------------------------------------------------------------
  Daniel K. Kingsbury(1)         $0.00*           $0.00             $0.00
                                 $0.00**
----------------------------------------------------------------------------

                                          PENSION OR
                                          RETIREMENT         TOTAL
                                           BENEFITS      COMPENSATION
                         AGGREGATE       ACCRUED AS      FROM THE FUND
                        COMPENSATION       PART OF        AND OTHER
NAME OF TRUSTEE        FROM EACH FUND   FUND EXPENSES   PIONEER FUNDS(2)
------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------
  David R. Bock          $2,970.84*           $0.00       $248,252.00
                         $2,490.04**
------------------------------------------------------------------------
  Mary K. Bush(4)        $1,191.65*           $0.00        $97,750.00
                         $1,026.31**
------------------------------------------------------------------------
  Benjamin M. Friedman   $2,704.17*           $0.00       $222,252.00
                         $2,288.14**
------------------------------------------------------------------------
  Margaret B.W. Graham   $2,504.23*           $0.00       $202,794.00
                         $2,138.24**
------------------------------------------------------------------------
  Thomas J. Perna        $3,146.48*           $0.00       $265,333.00
                         $2,623.18**
------------------------------------------------------------------------
  Marguerite A. Piret    $2,793.80*           $0.00       $231,000.00
                         $2,355.98**
------------------------------------------------------------------------
  Stephen K. West(3)     $2,518.84*           $0.00       $190,794.00
                         $2,149.24**
------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.

(2) As of the fiscal year ended March 31, 2013, there were 56 U.S. registered investment portfolios in the Pioneer Funds.

(3)  Retiring as Trustee as of the 2013 annual meeting of shareholders.

(4)  Formerly Trustee. Retired as of 2012 annual meeting of shareholders.

*    Aggregate compensation from Pioneer High Income Trust.

**   Aggregate compensation from Pioneer Municipal High Income Advantage Trust.


The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2013. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

PIONEER DIVERSIFIED HIGH INCOME TRUST AND PIONEER MUNICIPAL HIGH INCOME TRUST:


                                              PENSION OR
                                              RETIREMENT         TOTAL
                                                BENEFITS     COMPENSATION
                              AGGREGATE       ACCRUED AS     FROM THE FUND
                           COMPENSATION         PART OF        AND OTHER
NAME OF TRUSTEE            FROM EACH FUND   FUND EXPENSES   PIONEER FUNDS(2)
----------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------
  John F. Cogan, Jr.(1,3)      $500.00*           $0.00        $25,600.00
                               $500.00**
----------------------------------------------------------------------------
  Daniel K. Kingsbury(1)         $0.00*           $0.00             $0.00
                                 $0.00**
----------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------
  David R. Bock              $1,000.00*           $0.00       $246,252.00
                             $2,216.06**
----------------------------------------------------------------------------
  Mary K. Bush(4)              $500.00*           $0.00        $97,750.00
                               $920.82**
----------------------------------------------------------------------------
  Benjamin M. Friedman       $1,000.00*           $0.00       $222,252.00
                             $2,050.55**
----------------------------------------------------------------------------
  Margaret B.W. Graham       $1,000.00*
                             $1,930.11**
----------------------------------------------------------------------------
  Thomas J. Perna            $1,000.00*           $0.00       $265,333.00
                             $2,324.60**
----------------------------------------------------------------------------
  Marguerite A. Piret        $1,000.00*           $0.00       $231,000.00
                             $2,105.98**
----------------------------------------------------------------------------
  Stephen K. West(3)         $1,000.00*           $0.00       $190,794.00
                             $1,938.55**
----------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.

(2) As of the fiscal year ended April 30, 2013, there were 56 U.S. registered investment portfolios in the Pioneer Funds.

(3)  Retiring as Trustee as of the 2013 annual meeting of shareholders.

(4)  Formerly Trustee. Retired as of 2012 annual meeting of shareholders.

*    Aggregate compensation from Pioneer Diversified High Income Trust.

**   Aggregate compensation from Pioneer Municipal High Income Trust.


The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2012. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

PIONEER FLOATING RATE TRUST:
                                                  PENSION OR
                                                  RETIREMENT         TOTAL
                                                    BENEFITS    COMPENSATION
                                 AGGREGATE        ACCRUED AS    FROM THE FUND
                              COMPENSATION          PART OF        AND OTHER
NAME OF TRUSTEE               FROM EACH FUND    FUND EXPENSES   PIONEER FUNDS(2)
--------------------------------------------------------------------------------
INTERESTED TRUSTEES:
--------------------------------------------------------------------------------
  John F. Cogan, Jr.(1,3)         $500.00             $0.00       $25,100.00
--------------------------------------------------------------------------------
  Daniel K. Kingsbury(1)            $0.00             $0.00            $0.00
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------
  David R. Bock                 $2,524.65             $0.00      $224,988.00
--------------------------------------------------------------------------------
  Mary K. Bush(4)               $2,118.74             $0.00      $182,175.00
--------------------------------------------------------------------------------
  Benjamin M. Friedman          $2,305.52             $0.00      $203,063.00
--------------------------------------------------------------------------------
  Margaret B.W. Graham          $2,144.88             $0.00      $185,093.00
--------------------------------------------------------------------------------
  Thomas J. Perna               $2,453.84             $0.00      $219,219.00
--------------------------------------------------------------------------------
  Marguerite A. Piret           $2,370.84             $0.00      $210,450.00
--------------------------------------------------------------------------------
  Stephen K. West(3)            $2,191.20             $0.00      $141,910.00
--------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.

(2) As of the fiscal year ended November 30, 2012, there were 56 U.S. registered investment portfolios in the Pioneer Funds.

(3)  Retiring as Trustee as of the 2013 annual meeting of shareholders.

(4)  Formerly Trustee. Retired as of 2012 annual meeting of shareholders.


INVESTMENT ADVISER AND ADMINISTRATOR

Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

REQUIRED VOTE

In accordance with the Agreement and Declaration of Trust for Pioneer Diversified High Income Trust, the affirmative vote of a plurality of the Common Shares of the fund present in person or by proxy at the meeting at which a quorum exists is required to elect each nominee for Trustee. Mr. Bock and Mr. Kingsbury are the current nominees for election to the fund's Board of Trustees. This means that the two nominees receiving the greatest number of votes will be elected as Class III Trustees to the Board of Pioneer Diversified High Income Trust.

In accordance with the Agreement and Declaration of Trust for each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Bock and Mr. Kingsbury are the current nominees for election to each fund's Board of Trustees.

Mr. Kingsbury is elected by the holders of Common and Preferred Shares. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together as a single class, is required to elect the nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. This means that the nominee receiving the greatest number of votes of the Common and Preferred Shares, voting together as a single class, will be elected as a Class I Trustee to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and a Class II Trustee to the Board of Pioneer High Income Trust.

Mr. Bock is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. This means that the nominee receiving the greatest number of votes of the Preferred Shares will be elected as a Class I Trustee to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and a Class II Trustee to the Board of Pioneer High Income Trust.

RECOMMENDATION

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF MR. BOCK AND MR. KINGSBURY.

                              AUDITOR INFORMATION

Each fund's Board of Trustees has selected Ernst & Young LLP as the independent registered public accounting firm for the fund.

AUDIT FEES

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the audit Committee of each fund pursuant to Regulation S-X.


                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 3/31/2013       ENDED 3/31/2012
-----------------------------------------------------------------------
Pioneer High Income Trust         $42,076.00             $60,028.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Advantage Trust         $42,076.00             $60,028.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 4/30/2013       ENDED 4/30/2012
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                   $42,076.00             $50,376.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                   $42,076.00             $60,028.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 11/30/2012      ENDED 11/30/2011
-----------------------------------------------------------------------
Pioneer Floating Rate Trust       $64,476.00             $92,428.00
-----------------------------------------------------------------------

AUDIT-RELATED FEES

The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.


                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 3/31/2013       ENDED 3/31/2012
-----------------------------------------------------------------------
Pioneer High Income Trust          $9,652.00              $9,652.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Advantage Trust          $9,652.00              $9,652.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 4/30/2013       ENDED 4/30/2012
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                        $0.00                  $0.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                    $9,652.00              $9,652.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 11/30/2012      ENDED 11/30/2011
-----------------------------------------------------------------------
Pioneer Floating Rate Trust        $9,652.00              $9,652.00
-----------------------------------------------------------------------

TAX FEES

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.


                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 3/31/2013       ENDED 3/31/2012
-----------------------------------------------------------------------
Pioneer High Income Trust          $8,290.00              $8,290.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Advantage Trust          $8,290.00              $8,290.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 4/30/2013       ENDED 4/30/2012
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                    $8,290.00              $8,290.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                    $8,290.00              $8,290.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 11/30/2012      ENDED 11/30/2011
-----------------------------------------------------------------------
Pioneer Floating Rate Trust        $8,290.00              $8,290.00
-----------------------------------------------------------------------

ALL OTHER FEES

There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

AFFILIATES' FEES FOR NON-AUDIT SERVICES REQUIRED TO BE PRE-APPROVED

Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2013 and 2012, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended April 30, 2013 and 2012, for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended November 30, 2012 and 2011, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval.

GENERAL AUDIT COMMITTEE APPROVAL POLICY

     o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

     o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

     o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and
(b) all non-audit services to be provided by the fund's independent public accounting firm to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii)

Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

AGGREGATE NON-AUDIT FEES

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.


                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 3/31/2013       ENDED 3/31/2012
-----------------------------------------------------------------------
Pioneer High Income Trust          $1,475.06             $17,942.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Advantage Trust          $1,281.13             $17,942.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 4/30/2013       ENDED 4/30/2012
-----------------------------------------------------------------------
Pioneer Diversified High
   Income Trust                      $642.35              $8,290.00
-----------------------------------------------------------------------
Pioneer Municipal High
   Income Trust                    $1,184.07             $17,942.00
-----------------------------------------------------------------------
                              FOR THE FISCAL YEAR   FOR THE FISCAL YEAR
                              ENDED 11/30/2012      ENDED 11/30/2011
-----------------------------------------------------------------------
Pioneer Floating Rate Trust        $1,403.58             $17,942.00
-----------------------------------------------------------------------

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

               INFORMATION CONCERNING PREFERRED SHARES OF PIONEER
               FLOATING RATE TRUST AND PIONEER HIGH INCOME TRUST

Each of Pioneer Floating Rate Trust and Pioneer High Income Trust intend to redeem all of its outstanding Preferred Shares at the liquidation preference per share of each series of Preferred Shares (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, to the redemption date.

Each fund's Board of Trustees has authorized separate third-party debt facilities and the redemption of each fund's outstanding Preferred Shares. The redemption of each fund's

Preferred Shares is subject to the successful negotiation of the new financing and the satisfaction of certain notice and regulatory requirements and the closing conditions of the new financing. Information related to the specific redemption process and timeframes will be released by the funds separately. Pioneer expects the redemptions to be completed by the end of 2013.

After the refinancing is completed, each fund will continue to employ financial leverage for investment purposes. At this time, Pioneer does not expect the refinancing to reduce either fund's monthly distribution rate per common share.

                      INFORMATION CONCERNING THE MEETINGS

OUTSTANDING SHARES

As of the record date, July 15, 2013, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:


                                      COMMON SHARES     PREFERRED SHARES
-------------------------------------------------------------------------
Pioneer Diversified High Income Trust    8,295,308     None
Pioneer Floating Rate Trust             24,735,296     Series M7  2,434
                                                       Series W7  2,432
                                                       Series TH7 2,432
Pioneer High Income Trust               28,493,859     Series M   2,020
                                                       Series W   2,020
                                                       Series TH  2,000
Pioneer Municipal High Income
     Advantage Trust                    23,438,526     Series A   3,000
                                                       Series B   3,000
Pioneer Municipal High Income Trust     22,578,175     Series A   2,000
                                                       Series B   2,040

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each fund entitled to vote in person or by proxy, counted together, shall constitute a quorum for the transaction of business with respect to such fund.


OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of the record date, July 15, 2013, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:

PIONEER DIVERSIFIED HIGH INCOME TRUST

RECORD HOLDER               SHARE CLASS  NUMBER OF SHARES % OF CLASS
--------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004           Common          8,292,304      99.80%
--------------------------------------------------------------------

PIONEER FLOATING RATE TRUST


RECORD HOLDER                  SHARE CLASS    NUMBER OF SHARES % OF CLASS
-------------------------------------------------------------------------
Cede & Co (Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004              Common            24,730,168     99.90%
-------------------------------------------------------------------------
UBS Securities, LLC
1285 Avenue of the
Americas, 15th Floor
New York, NY 10019              Series M7                464     19.06%
                                Series W7                745     30.63%
                                Series TH7               397     16.32%
-------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286     Series M7              1,516     62.28%
                                Series W7              1,305     53.66%
                                Series TH7             1,436     59.05%
-------------------------------------------------------------------------
Citigroup Global
Markets, Inc.
333 West 34th Street
3rd Floor
New York, NY 10001-2402         Series TH7               201      8.26%
-------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor
New York, NY 10004-2464         Series M                 348     14.30%
                                Series W7                282     11.60%
                                Series TH7               398     16.37%
-------------------------------------------------------------------------
PIONEER HIGH INCOME TRUST

RECORD HOLDER                  SHARE CLASS    NUMBER OF SHARES % OF CLASS
-------------------------------------------------------------------------
Cede & Co (Fast Account).
P.O. Box 20
Bowling Green Station
New York, NY 10004              Common            28,431,548     99.70%
-------------------------------------------------------------------------
UBS Securities, LLC.
1285 Avenue of the
Americas, 15th Floor
New York, NY 10019              Series M                 267    13. 22%
                                Series W                 391     19.36%
                                Series TH                113      5.65%
-------------------------------------------------------------------------

PIONEER HIGH INCOME TRUST

RECORD HOLDER                  SHARE CLASS    NUMBER OF SHARES % OF CLASS
-------------------------------------------------------------------------
Credit Suisse First Boston
11 Madison Avenue
New York, NY
10010-3629                      Series W                 110      5.45%
-------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286     Series M                 801     39.65%
                                Series W                 770     38.12%
                                Series TH                705     35.25%
-------------------------------------------------------------------------
Citigroup Global Markets, Inc.
333 West 34th Street
3rd Floor
New York, NY 10001-2402         Series M                 182      9.01%
                                Series W                 141      6.98%
-------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor
New York, NY 10004-2464         Series M                 233     11.53%
                                Series W                 300     14.85%
                                Series TH                459     22.95%
-------------------------------------------------------------------------
Morgan Stanley Inc.
1585 Broadway, 3rd Floor
New York, NY 10036              Series M                 523     25.89%
                                Series W                 292     14.46%
                                Series TH                618     30.90%
-------------------------------------------------------------------------
PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

RECORD HOLDER                  SHARE CLASS    NUMBER OF SHARES % OF CLASS
-------------------------------------------------------------------------
Cede & Co (Fast Account).
P.O. Box 20
Bowling Green Station
New York, NY 10004              Common            23,399,700     99.80%
-------------------------------------------------------------------------
UBS Securities, LLC.
1285 Avenue of the
Americas, 15th Floor
New York, NY 10019              Series A                 983     32.77%
                                Series B               1,296     43.20%
-------------------------------------------------------------------------

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

RECORD HOLDER                  SHARE CLASS   NUMBER OF SHARES % OF CLASS
------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East,
4th Floor
Jacksonville, FL 32232-5286     Series A                414     13.80%
                                Series B                338     11.27%
------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson
St. Louis, MO 63103             Series A                429     14.30%
                                Series B                560     18.67%
------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street 16th Floor
New York, NY 10004-2464         Series A                768     25.60%
                                Series B                697     23.23%
------------------------------------------------------------------------
Raymond James Associates
880 Carillon Parkway
St. Petersburg, FL 33716        Series A                302     10.07%
------------------------------------------------------------------------
PIONEER MUNICIPAL HIGH INCOME TRUST

RECORD HOLDER                  SHARE CLASS   NUMBER OF SHARES % OF CLASS
------------------------------------------------------------------------
Cede & Co (Fast Account).
(Fast Account)
P.O. Box 20
Bowling Green Station
New York, NY 10004              Common           22,566,354     99.90%
------------------------------------------------------------------------
UBS Securities, LLC.
1285 Avenue of the
Americas, 15th Floor
New York, NY 10019              Series A                902     45.10%
                                Series B                558     27.35%
------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street, 16th Floor
New York, NY 10004-2464         Series A                342     17.10%
                                Series B                560     27.45%
------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East,
4th Floor
Jacksonville, FL 32232-5286     Series A                174      8.70%
                                Series B                362     17.75%
------------------------------------------------------------------------

PIONEER MUNICIPAL HIGH INCOME TRUST
RECORD HOLDER                  SHARE CLASS   NUMBER OF SHARES % OF CLASS
------------------------------------------------------------------------
Raymond James Associates
880 Carillon Parkway
St. Petersburg, FL 33716        Series A                196      9.80%
                                Series B                227     11.13%
------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson
St. Louis, MO 63103             Series A                314     15.70%
                                Series B                177      8.68%
------------------------------------------------------------------------
Jeffries & Company Inc.
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000      Series B                207     10.15%
------------------------------------------------------------------------
Morgan Stanley Inc.
1585 Broadway, 3rd Floor
New York, NY 10036              Series B                139      6.81%
------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2014 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2013 annual meeting, or on or before April 11, 2014. A proposal that is not to be included in a fund's proxy statement may be made at the 2014 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for the 2013 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2014 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2013 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2014 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2014 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2014 meeting is first made by the fund. The funds' By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and

Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about September 24, 2014, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting.

For Pioneer Diversified High Income Trust: one-third of the outstanding shares of the fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:
(i) with respect to the Trustees to be elected by holders of the Common and Preferred Shares, voting together as a single class, one-third of the outstanding Common and Preferred Shares of the fund entitled to vote, present in person or represented by proxy, counted together, constitutes a quorum for the transaction of business at the meeting; and (ii) with respect to the Trustee to be elected by holders of the Preferred Shares, voting as a separate class, one-third of the outstanding Preferred Shares of the fund entitled to vote, present and person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum. "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date and the meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy on the motion for adjournment at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal, or that abstained, in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal. The meeting may be postponed prior to the meeting. If the meeting is postponed, the funds will give notice of the postponed meeting to shareholders.

On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As discussed more fully under Proposal 1 above, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal. Thus, abstentions and "broker non-votes" will have no effect on the voting for the election of Trustees in Proposal 1, because only votes "FOR" are considered in a plurality voting requirement.

OTHER BUSINESS

While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The cost of their services is estimated at approximately $90,000.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

August 2, 2013

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                     PIONEER DIVERSIFIED HIGH INCOME TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

             Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

             ------------------------------------------
             Signature(s) [Title(s) if applicable] Date


             ------------------------------------------
             Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER DIVERSIFIED HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
                                                                                                          FOR WITHHOLD FOR
ALL
1. To elect two Class III trustees of Pioneer Diversified High Income Trust, as named in the attached     ALL    ALL   EXCEPT
   proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. David R. Bock       02. Daniel K. Kingsbury                                                       [ ]    [ ]    [ ]

To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.
--------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                  SCANNER BAR CODE                        CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY
                          PIONEER FLOATING RATE TRUST


                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

            Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

            ------------------------------------------
            Signature(s) [Title(s) if applicable] Date


            ------------------------------------------
            Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]

1.  To elect one Class I trustee of Pioneer Floating Rate Trust, as named in the attached proxy      FOR   WITHHOLD
    statement, to serve on the Board of Trustees until his/her successor has been duly elected and qualified. The nominee for trustee is:

          01. Daniel K. Kingsbury                                                                    [ ]   [ ]

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                SCANNER BAR CODE                          CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                           PIONEER HIGH INCOME TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

            Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

            ------------------------------------------
            Signature(s) [Title(s) if applicable] Date


            ------------------------------------------
            Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]

1. To elect one Class II trustee of Pioneer High Income Trust, as named in the attached proxy       FOR   WITHHOLD
   statement, to serve on the Board of Trustees until his/her successor has been duly elected and qualified. The nominee for trustee is:

    01. Daniel K. Kingsbury                                                                         [ ]   [ ]

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                SCANNER BAR CODE                          CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

            Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

            ------------------------------------------
            Signature(s) [Title(s) if applicable] Date

            ------------------------------------------
            Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
1. To elect one Class I trustee of Pioneer Muncipal High Income Advantage Trust, as named in the       FOR   WITHHOLD
   attached proxy statement, to serve on the Board of Trustees until his/her successor has been duly elected and qualified. The nominee for trustee is:

    01. Daniel K. Kingsbury                                                                            [ ]   [ ]

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                  SCANNER BAR CODE                        CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY


                      PIONEER MUNICIPAL HIGH INCOME TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

            Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

            ------------------------------------------
            Signature(s) [Title(s) if applicable] Date

            ------------------------------------------
            Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                  ^ FOLD HERE^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]

1. To elect one Class I trustee of Pioneer Municipal High Income Trust, as named in the attached      FOR   WITHHOLD
   proxy statement, to serve on the Board of Trustees until his/her successor has been duly elected and qualified. The nominee for trustee is:

    01. Daniel K. Kingsbury                                                                           [ ]   [ ]

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                 SCANNER BAR CODE                         CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                          PIONEER FLOATING RATE TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

         Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

         ------------------------------------------
         Signature(s) [Title(s) if applicable] Date

         ------------------------------------------
         Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
1.  To elect two Class I trustees of Pioneer Floating Rate Trust, as named in the attached proxy     FOR   WITHHOLD   FOR ALL
    statement, to serve on the Board of Trustees until their successors have been duly elected and   ALL      ALL     EXCEPT
    qualified. The nominees for trustees are:

    01. David R. Bock    02. Daniel K. Kingsbury                                                     [ ]      [ ]      [ ]

To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678              SCANNER BAR CODE                           CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                           PIONEER HIGH INCOME TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

         Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

         ------------------------------------------
         Signature(s) [Title(s) if applicable] Date

         ------------------------------------------
         Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

YOUR VOTE IS VERY IMPORTANT.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
1.  To elect two Class II trustees of Pioneer High Income Trust, as named in the attached proxy      FOR   WITHHOLD   FOR ALL
    statement, to serve on the Board of Trustees until their successors have been duly elected and   ALL      ALL     EXCEPT
    qualified. The nominees for trustees are:

    01. David R. Bock     02. Daniel K. Kingsbury                                                    [ ]      [ ]      [ ]

To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                  SCANNER BAR CODE                        CUSIP:

PIONEER INVESTMENTS (R) LOGO

                                                                           PROXY

                       PIONEER MUNCIPAL HIGH INCOME TRUST


                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

         Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

         ------------------------------------------
         Signature(s) [Title(s) if applicable] Date

         ------------------------------------------
         Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
1.  To elect two Class I trustees of Pioneer Municipal High Income Trust, as named in the attached     FOR   WITHHOLD  FOR
ALL
    proxy statement, to serve on the Board of Trustees until their successors have been duly elected   ALL      ALL    EXCEPT
    and qualified. The nominees for trustees are:

    01. David R. Bock       02. Daniel K. Kingsbury                                                    [ ]      [ ]     [ ]


To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                SCANNER BAR CODE                          CUSIP:

PIONEER INVESTMENTS (R) LOGO
                                                                           PROXY

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 24, 2013, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

            Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

            ------------------------------------------
            Signature(s) [Title(s) if applicable] Date

            ------------------------------------------
            Signature of joint owner, if any      Date

-------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [X]
1.  To elect two Class I trustees of Pioneer Municipal High Income Advantage Trust, as named in the
    attached proxy statement, to serve on the Board of Trustees until their successors have been duly   FOR   WITHHOLD  FOR ALL
    elected and qualified. The nominees for trustees are:                                               ALL      ALL    EXCEPT

    01. David R. Bock     02. Daniel K. Kingsbury                                                       [ ]      [ ]      [ ]

To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY
                  YOU CAN FIND THE PROXY STATEMENT ONLINE AT:
                 www.proxyonline.com/docs/pioneerclosedendfunds

TAG ID: 12345678                SCANNER BAR CODE                          CUSIP: